                                                                      EXHIBIT 16


               HIGH INCOME CORPORATE BOND FUND -- CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,072.52      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................       7.25%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,126.57      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................      12.66%      =  T
                    TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1996
                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,759.99      =  ERV
                                                                                              n
Five years ended 08/31/96................................................           5      =
TOTAL RETURN FOR THE PERIOD..............................................      11.97%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,846.25      =  ERV
                                                                                              n
Five years ended 08/31/96................................................           5      =
TOTAL RETURN FOR THE PERIOD..............................................      13.05%      =  T
                        HIGH INCOME CORPORATE BOND FUND -- CLASS A SHARES
                     TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1996
                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,029.13      =  ERV
                                                                                              n
Ten years ended 08/31/96.................................................          10      =
TOTAL RETURN FOR THE PERIOD..............................................       7.33%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,130.51      =  ERV
                                                                                              n
Ten years ended 08/31/96.................................................          10      =
TOTAL RETURN FOR THE PERIOD..............................................       7.86%      =  T

          TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................   P(1+T)  n      =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $4,780.64      =  ERV
                                                                                              n
Inception through 08/31/96...............................................       17.92      =
TOTAL RETURN FOR THE PERIOD..............................................       9.12%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $5,020.81      =  ERV
                                                                                              n
Inception through 08/31/96...............................................       17.92      =
TOTAL RETURN FOR THE PERIOD..............................................       9.42%      =  T

               HIGH INCOME CORPORATE BOND FUND -- CLASS A SHARES
             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                             ---------      =  T
                                                                                P
Including Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $4,780.64      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................     378.06%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................       $6.30
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $5,020.81      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................     402.08%      =  T

               HIGH INCOME CORPORATE BOND FUND -- CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,077.81      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................       7.78%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,117.81      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................      11.78%      =  T

          TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,449.67      =  ERV
Inception through 08/31/96...............................................        4.17      =  n
TOTAL RETURN FOR THE PERIOD..............................................       9.31%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,464.62      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        4.17      =
TOTAL RETURN FOR THE PERIOD..............................................       9.58%      =  T

              HIGH INCOME CORPORATE BOND FUND -- CLASS B SHARES
             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                    P
Including Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,449.67      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................      44.97%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.31
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,464.62      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................      46.46%      =  T

               HIGH INCOME CORPORATE BOND FUND -- CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,106.56      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................      10.66%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,116.56      =  ERV
                                                                                              n
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................      11.66%      =  T

          TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                    n
Formula..................................................................     P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,256.47      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        3.16      =
TOTAL RETURN FOR THE PERIOD..............................................       7.49%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,256.47      =  ERV
                                                                                              n
Inception through 08/31/96...............................................        3.16      =
TOTAL RETURN FOR THE PERIOD..............................................       7.49%      =  T

              HIGH INCOME CORPORATE BOND FUND -- CLASS C SHARES
             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                P
Including Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,256.47      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................      25.65%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................       $6.28
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,256.47      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................      25.65%      =  T

                        HIGH INCOME CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                               $.588
Class A Shares..............................................................   ------     =   8.90%
                                                                               $6.61
                                                                               $.540
Class B Shares..............................................................   ------     =   8.56%
                                                                               $6.31
                                                                               $.540
Class C Shares..............................................................   ------     =   8.60%
                                                                               $6.28